SCHEDULE 14A
INFORMATION REQUIRED IN PROXY STATEMENT

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


(Name of Registrant as Specified In Its Charter): CFI Mortgage, Inc.
                                                  ------------------

(Name of Person(s) Filing Proxy Statement, if other than the Registrant):

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

CFI MORTGAGE, INC.
601 Cleveland Street, Suite 500
Clearwater, Florida 33755
                   , 2001
-------------------


DEAR CFI MORTGAGE SHAREHOLDER:

You are cordially invited to participate in the solicitation of written consents in place of the 2001 Annual Meeting of Stockholders of CFI Mortgage, Inc. In order to limit the expenses which would be incurred by holding an annual meeting for the election of directors and approving other business, your board of directors has authorized a solicitation of written consents instead of holding the annual meeting.

Details of the business the stockholders are being asked to approve are described in the attached Consent Solicitation Statement and Consent Card.

Please complete, sign, date, and return the enclosed Consent Card in the accompanying reply envelope. If you wish to change or cancel your consent, you may do so by submitting a later dated consent specifying the change or cancellation you wish to make and your change or cancellation will be counted, provided CFI has not previously received a sufficient number of consents (including your earlier consent) to approve the election of directors and other business prior to receiving your change or cancellation.

Thank you for your cooperation in this solicitation of consents.

/s/ Stephen E. Williams
Stephen E. Williams
President and Chief Executive Officer

YOUR CONSENT IS IMPORTANT

In order to assure your views are expressed by your consent, which is equivalent to a vote at the Annual Meeting, CFI's board of directors is requesting you to complete, sign and date the enclosed Consent Card as promptly as possible and return it in the enclosed pre-addressed and pre-stamped envelope.

CFI MORTGAGE, INC.
601 Cleveland Street, Suite 500
Clearwater, Florida 33755

NOTICE OF SOLICITATION OF CONSENTS IN LIEU OF THE 2001 ANNUAL MEETING OF STOCKHOLDERS

The Board of Directors of CFI Mortgage, Inc. has approved a solicitation of written consents from stockholders instead of holding an annual meeting. CFI's Bylaws and Delaware Law authorize the use of written consents as an alternative to holding any stockholders' meeting and taking votes on any matter stockholders are entitled to vote on. The purpose of this solicitation of written consents is:

1. To elect five members of the Board of Directors to serve staggered three years terms of office, subject to an amendment of CFI's Delaware Charter as provided in Proposal 3, until the next Annual Meeting of Stockholders, or solicitation of written consents in place of the annual meeting, at which each such term expires and until their successors have been elected and qualified;

2. To ratify the selection of Weinick, Sanders, Leventhal & Co. LLP as CFI's independent accountants for the fiscal year ending December 31, 2001;

3. To approve a change in the classification of the board of directors to three year terms from two year terms.

4. To approve an amendment to CFI's Articles of Incorporation, as amended, increasing the authorized number of shares of common stock CFI is authorized to issue to 100,000,000 shares from 35,000,000 shares; and

5. To approve a change in CFI's name to Lender Business Resources, Inc.

The reasons CFI is asking the stockholders for approval of these proposals is fully described in the Consent Solicitation Statement accompanying this Notice. CFI's board of directors has set the close of business on , 2001 as the date for determining those stockholders who are entitled to receive this notice and give consents in place of voting at an annual meeting. CFI will not close its stock transfer books. CFI has available for inspection upon request at its office the names and other information about the stockholders who are eligible to give their consents in lieu of voting at a 2001 annual meeting of stockholders.

It is of extreme importance that you complete, sign, date and return the enclosed Consent Card promptly in the accompanying reply envelope. Instructions are provided on the enclosed Consent Card. You may revoke or change your consent at any time prior to the time CFI receives a sufficient number of consents (including your earlier consent) in favor of each of the proposals listed above.

BY ORDER OF THE BOARD OF DIRECTORS


Marlene L. Noren
Secretary
                   , 2001
-------------------

                              CFI MORTGAGE, INC.
                       CONSENT SOLICITATION STATEMENT

TABLE OF CONTENTS


                                                                  PAGE
                                                                  ----
PURPOSE OF THE MEETING
VOTING RIGHTS AND SOLICITATION OF WRITTEN CONSENTS.........
 Voting....................................................
 Importance of your Consents...............................
 Solicitation of Written Consents .........................
PROPOSAL NO. 1 -- ELECTION OF DIRECTORS....................
 General...................................................
 Business Experience of Directors..........................
 Board Committees and Meetings.............................
 Director Compensation.....................................
 Recommendation of the Board of Directors..................
PROPOSAL NO. 2 -- RATIFICATION OF INDEPENDENT ACCOUNTANTS..
 General...................................................
 Recommendation of the Board of Directors..................
PROPOSAL NO. 3 - CHANGE IN CLASSIFICATION OF THE TERMS
  OF OFFICE OF THE DIRECTORS...............................
  Purpose of the Amendment.................................
  Recommendation of the Board of Directors.................
PROPOSAL NO. 4 - INCREASE IN AUTHORIZED SHARES OF
 COMMON STOCK..............................................
 Purpose of the Amendment..................................
 Recommendation of the Board of Directors..................
PROPOSAL NO. 5 - CHANGE OF CORPORATE NAME..................
 Discussion................................................
 Recommendation of the Board of Directors..................
OWNERSHIP OF SECURITIES....................................
 Compliance with SEC Reporting Requirements................
EXECUTIVE COMPENSATION AND RELATED INFORMATION.............
 Summary of Cash and Certain Other Compensation............
 Employment Contracts, Termination of Employment, and
 Change in Control Agreements..............................
SHAREHOLDER PROPOSALS FOR 2002 PROXY STATEMENT.............
FORM 10-K REPORT...........................................

CFI MORTGAGE, INC.
SUITE 500, 601 CLEVELAND STREET
CLEARWATER, FLORIDA 33755

CONSENT SOLICITATION STATEMENT
THIS SOLICITATION OF WRITTEN CONSENTS IS BEING MADE INSTEAD OF HOLDING THE 2001 ANNUAL MEETING OF SHAREHOLDERS

CFI Mortgage, Inc., a Delaware corporation, is sending these consent
solicitation materials to stockholders of record on             , 2001, instead
of holding the 2001 Annual Meeting of the Shareholders. On or about
            , 2001, CFI first mailed these consent solicitation materials to all stockholders who would be entitled to vote at the 2001 Annual Meeting because they held CFI stock on the record date.

PURPOSE OF MEETING

CFI has summarized the specific proposals to be considered and acted upon by the stockholders in the accompanying Notice of Solicitation of Written Consents. CFI has described and explained each proposal in more detail in this Consent Solicitation Statement.

VOTING RIGHTS AND SOLICITATION OF WRITTEN CONSENTS

VOTING

Holders of both CFI's Common Stock and certain shares of CFI's Preferred Stock, Series 2 and Series 4, are the only CFI securities entitled to give consents at this time. (CFI is not admitting the validity of the Series 4 Preferred Stock or the number of votes to which it would be entitled by allowing the holder of the Series 4 Preferred Stock to consent as provided in this solicitation.) Stockholders giving their consent are voting their shares as authorized by CFI's
Bylaws and Delaware Corporate Law. On           , 2001, the record date set by
the board of directors for identifying the stockholders who are entitled to give
consents of lieu of votes at the annual meeting, CFI had          shares of
Common Stock and two shares of each of the Series 2 and Series 4 preferred stock
with a right to cast an aggregate of               votes on the record date.
Each share of common stock is entitled to one vote on each matter presented to the stockholders for consideration, including each nominee for a directorship, provided that CFI's Delaware states that directors shall be elected by a plurality. The number of votes the preferred stockholders are entitled to cast is determined based on the number of shares of common stock into which the preferred stock is convertible on the record date, unless an earlier notice of conversion has been submitted. The common stock and the preferred stock vote together. A majority of votes by the common stockholders and preferred stockholders must be in favor of each nominee as a director, to ratify the appointment of the independent auditors, to increase the authorized number of shares of common stock and to change CFI's name. A majority is more than one-half of all votes or consents, which could be given, both by common stock and preferred stock. All consents will be tabulated by the inspector of election appointed for the purpose, who will separately tabulate affirmative and negative consents and will compare the results to the total number of votes or consents the common stockholders and preferred stockholders are entitled give. Cumulative voting for directors is not authorized or permitted.

IMPORTANCE OF YOUR CONSENT

The board of directors is urging you to submit your consent. Your consent will be counted as you direct on your Consent Card, when properly completed. In the event you do not give instruction on your consent card as to how your consent should be counted, your consent will be counted FOR the nominees of the Board of Directors (proposal 1), FOR proposal 2, FOR proposal 3 and FOR proposal 4. You may revoke or change your consent at any time before CFI has received a sufficient number of consents (including your previous consent) in favor of the election of directors and in favor of the proposals. To revoke or change your consent, you must send a written notice of revocation or another signed Consent Card with a later date to CFI's Secretary, Marlene Noren, Suite 500, 601 Cleveland Street, Clearwater, Florida 33755. Your revocation or change must be received before CFI receives a sufficient number of approving consents with respect to a director or proposal on which you desire to change your vote or consent. Once a favorable vote or consent on the election of each nominee and each proposal is received (including your previous consent), the election or approval will be final and no revocations or changes will be accepted with respect to that election or proposal.

SOLICITATION OF WRITTEN CONSENTS

CFI's board of directors is making this solicitation of written consents on behalf of CFI, primarily by use of the mails. CFI will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Consent Solicitation Statement, the Consent Card, return postage and any additional solicitation material furnished to stockholders. CFI will furnish copies of these solicitation materials to brokerage houses, fiduciaries, and custodians whose customers hold CFI shares so that they may forward this solicitation material to their customers. CFI may supplement the original solicitation of written consents by mail or by a solicitation by telephone, facsimile, telegram, Internet or other means and the supplemental solicitation may involve CFI's directors, officers, or employees. CFI will not pay any additional compensation to these individuals for their soliciting services.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

GENERAL

The names of the five persons nominated by the board of directors for election as directors and their positions and offices with CFI are set forth in the table below. The board of directors requests that all stockholders submit their consents marked in favor of the election of all the nominees. In the event any nominee is unable or declines to serve as a director upon election, the consent will be deemed to be given for any nominee who may be designated by the present board of directors to fill the vacancy. As of the date of this Consent Solicitation Statement, the Board of Directors is not aware of any nominee who is unable or will decline to serve as a director. Each nominee for director will be voted on separately. Each nominee who receives an affirmative vote of a majority of all votes entitled to be cast, including the common stock and preferred stock, will be elected as a director of CFI, to serve until the next annual meeting and until his successor has been elected and qualified. Shareholders may not cumulate votes in the election of directors.

                                                        TERM WILL EXPIRE
                                                  ---------------------------
                      POSITIONS AND OFFICES        WITH             WITHOUT
NOMINEES              HELD WITH CFI              AMENDMENT          AMENDMENT
--------              ---------------------     ----------          ---------
Stephen E. Williams   Director & Chief
                         Executive Officer          2004             2003

Daniel M. Brown       Director & Chief
                         Financial Officer          2003             2002

James T. Kowalczyk    Director                      2004             2003

Jim R. Wickham        Director                      2003             2002

Richard Price         Director                      2003             2002

If Proposal 3 is approved by stockholders to increase the classification of directors to three year terms of office from two year terms, the terms of directors will expire as set forth in the "With Amendment" column. If Proposal 3 is not approved by stockholders, the terms of directors will expire as set forth in the "Without Amendment" column. Messrs. Williams, Brown and Kowalczyk are currently directors of CFI. Messrs. Wickham and Price are not currently directors of CFI.

The terms of both incumbent classes of directors have expired, as a result of CFI not holding annual meeting and electing the respective class of directors within the last two years. Therefore, election of the nominees for the respective terms provided will restart the staggered terms of the director classes.

BUSINESS EXPERIENCE OF DIRECTORS

Stephen E. Williams, age 60, has been a member of the Board of Directors and President since 1999 and was elected chairman in 2000. Mr. Williams arranged the debenture and other funding for the Company during its reorganization. From 1997 to 1999, Mr. Williams was the Chairman and Chief Executive Officer of First Mortgage Securities, Inc., a national mortgage banking company. From 1995 to 1997, Mr. Williams was the President and Chief Executive Officer of Systems Communications, Inc., a publicly traded company engaged in telecommunication and medical cost containment and which subsequent to Mr. Williams' departure terminated these businesses and merged with a privately held company engaged in the E-commerce business. From 1991 to 1994, he was the Chief Operating Officer of Televoice, Inc., focusing on researching real estate applications of relational data base integration with telephony technology. From 1976 to 1990, Mr. Williams career centered on residential and commercial, national and international real estate development, as an owner, major shareholder or a member of senior management of various corporations. Throughout his career, Mr. Williams has gained extensive experience in turnarounds, mergers, acquisitions, start-ups and divestitures, as well as experience with the varied requirements of the complex capital markets. Mr. Williams earned a B.S. degree in business administration from Indiana University in 1968. He also attended the New York Institute of Finance and received NYSE certification.

Daniel M. Brown, age 46, has been a member of the Board of Directors since March, 2001 and the Company's Chief Financial Officer, Treasurer and a Vice President since July 2000. He is a Certified Public Accountant with over twenty years of accounting experience. Before joining CFI in July 2000, he was employed by Pender, Newkirk & Company, CPAs in Tampa, Florida. Prior to that, he was employed by DDK & Co, CPA's in New York from September 1995 to August 1998. He is familiar with SEC regulations, having performed in supervisory roles on SEC engagements, audits and reviews at leading accounting firms. His experience with SEC filings and corporate tax issues provides a valuable expertise to the Company's financial operations. Mr. Brown earned a B.S. degree in accounting from The State University of New York College at Old Westbury, NY in 1991.

James T. Kowalczyk, age 61, has been a member of the Board of Directors since September 2000. From 1997 to March 1999, Mr. Kowalczyk was President of Systems Communications, Inc., a publicly traded company then engaged in telecommunication and medical cost containment and which toward the end of his tenure terminated these businesses and merged with a privately held company engaged in an Internet business. From March 1999 to September 2000, he was the CEO of International Healthcare Solutions, a former subsidiary of Systems Communications, Inc., which was engaged in an attempt to acquire a company engaged in processing of health insurance claims. For the past thirty years prior to joining Systems Communications, Inc., Mr. Kowalczyk was a co-founder, director and franchiser in Pittsburgh, Pennsylvania with Budget Marketing, Inc. and was a co- founder and senior officer of 2001/VIP Clubs of America. Mr. Kowalczyk attended Indiana University and the University of Tampa.

Jim R. Wickham, age 31, has been the President of Lender Ltd., a Mortgage Company located in Michigan since August 1996. From February of 1995 to August of 1996, he was the Branch Manager for an office, which he opened and operated for Pioneer Mortgage. From April 1990 to February 1995, he was the Vice-President responsible for the day-to-day operations and all trading responsibilities for the secondary marketing department of Republic Bancorp Mortgages, Inc. Mr. Wickham has been an active member with the Mortgage Bankers Association of Michigan throughout his career. He has chaired or served as a member of both the Secondary Marketing and Technology Committees for the association throughout the past 5 years. Mr. Wickham is also working towards becoming a Certified Mortgage Banker, the highest designation the industry offers. His CMB certification is expected in the fall of 2002. Mr. Wickham also served as an Intelligence Specialist in the United States Navy from June 1988 to April 1990.

Richard A. Price, age 68, is currently the President and CEO of Nationwide Bureau of Investigations located in St. Petersburg, Florida; a private investigation business Mr. Price started in 1962 that provides investigative services throughout the United States, Europe, Central America and South America. Mr. Price is a member of the British Association of Investigators and ordained "Knight Commander" of the world renowned "Knights of Malta". Mr. Price served two terms in the Florida House of Representatives from 1972 - 1976, and served a four-year term as a constitutional law enforcement official in Pinellas County, Florida. Mr. Price also served in the United States Army as a member of a military intelligence unit.

BOARD MEETINGS AND COMMITTEE

During the fiscal year that ended on December 31, 2000, the Board of Directors held six meetings. During that period, all of the directors attended or participated in all of the meetings of the board of directors.

The Board of Directors does not have any standing committees.

DIRECTOR COMPENSATION

Mr. Kowalczyk is the only director currently serving who is not an officer of CFI or one of its subsidiaries. CFI paid Mr. Kowalczyk approximately $3,600 annually for his services as a director. Mr. Kowalczyk also renders consulting services to CFI in addition to his services as a director. For these consulting services, CFI issued Mr. Kowalczyk 640,625 shares of CFI's common stock valued at $.16 per share. CFI does not pay its directors who are CFI's officers any additional compensation for serving as directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you give your consent FOR the election of the nominees listed herein.

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT ACCOUNTANTS

GENERAL

CFI is asking its stockholders to ratify the board of directors' selection of Weinick, Sanders, Leventhal & Co. LLP, Certified Public Accountants in New York, New York as CFI's independent accountants for the fiscal year ending December 31, 2001. Weinick, Sanders, Leventhal & Co. LLP must receive the affirmative consent of a majority of all votes, including the common stock and preferred stock, to be ratified as CFI's independent accountants for the current year.

In the event the stockholders fail to ratify the appointment, the board of directors will reconsider its selection. Even if the selection is ratified, the board of directors, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the board of directors determines that such a change would be in CFI and its stockholders' best interests.

Weinick, Sanders, Leventhal & Co., LLP audited CFI's financial statements for the 2000 fiscal year.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The board of directors recommends that you give your consent FOR the ratification of the selection of Weinick, Sanders, Leventhal & Co., LLP to serve as CFI's independent accountants for the fiscal year ending December 31, 2001.

PROPOSAL NO. 3.

INCREASE THE TERM OF DIRECTORS TO THREE YEARS FROM TWO YEARS AND THE NUMBER OF CLASSES OF DIRECTORS TO THREE.

The board of directors is asking the stockholders to approve the following resolution:

Resolved, that Article Seventh, Section 1, of the Corporation's Delaware Charter, as amended, be, and it hereby is, amended to delete the references to 1998 and 1999, to change the classification of the board of directors to three classes from two classes, to apportion the directors as equally as possible among the three classes so created and to begin the classification after this amendment by electing approximately one-third of the directors to terms expiring in each of one year, in two years and in three years.

PURPOSE OF THE AMENDMENT

CFI presently has two classes of directors, each serving two year terms. As a result, the entire board of directors could be replaced in two years. CFI's current board of directors, who have been nominated for reelection, nominees who are not currently directors, have a business plan which they believe they are well suited to complete. In the event these persons were to be replaced within a two year period by other persons who do not ascribe to this business plan or who are less well suited to guide CFI in achieving the benefits of the business plan, CFI's management believes that CFI's stockholders would be harmed. CFI's management believes that three year classifications of the directors would make CFI less attractive for a takeover by persons who do not ascribe to the business plan or who are less well suited to achieve its benefits.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you give your consent FOR the amendment of the Articles of Incorporation, as amended, to increase the classification of directors to three years from two years.

PROPOSAL NO. 4

INCREASE THE AUTHORIZED SHARES OF COMMON STOCK

The board of directors is asking the stockholders to approve the following resolution:

Resolved, that Article Fourth, Section 1, of the Corporation's Delaware Charter, as amended, be, and it hereby is, amended to increase the number of shares of common stock which the Corporation is authorized to issued to 100,000,000 from 35,000,000 and the par value thereof shall be unchanged.

PURPOSE OF THE AMENDMENT

At the date of this Consent Solicitation Statement, CFI had 35,000,000 shares of its Common Stock issued and outstanding. This is the entire number of shares authorized by CFI's Delaware Charter. CFI cannot issue any more shares of common stock without an amendment to its Delaware Charter increasing the number of authorized common shares. Furthermore, CFI has Series 2 and Series 4 Preferred Stock and debentures issued and outstanding, both of which obligate CFI to issue, upon the election of the respective holders to convert to common stock,
approximately   additional shares of its common stock. CFI has been compensating its executives, making acquisitions and financing its operations through the sale of the convertible preferred stock and debentures. In order for CFI to meet its obligations under convertible securities now outstanding and to continue to compensate its executives with stock incentives, make acquisitions and raise investment capital to sustain and expand operations, CFI will require additional authorized shares of common stock. Accordingly, the board of directors deems it prudent and appropriate at this time to recommend an increase in the authorized shares of common stock to 100,000,000 from the presently authorized 35,000,000. The board of directors believes the increase in the number of authorized shares of common stock is essential to CFI's future viability.

This proposal must receive the affirmative consent of a majority of all votes, including the common stock and preferred stock, to be approved.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you give your consent FOR the amendment of the Articles of Incorporation, as amended, to increase the number of authorized shares of common stock to 100,000,000 from 35,000,000.

PROPOSAL NO. 5

CHANGE OF CORPORATE NAME

CFI's board of directors believes that a change in its corporate name to Lender Business Resources, Inc. will better reflect its current and proposed business resulting from a planned acquisition of a mortgage banking company and software developer for the mortgage and its business as a developer of software for the transportation industries. Furthermore, CFI has emerged from reorganization under Chapter 11 of the Bankruptcy Code, which is reflected in its business reputation under the CFI name.

This proposal must receive the affirmative consent of a majority of all votes, including the common stock and preferred stock, to be approved.

RECOMMENDATION OF THE BOARD OF DIRECTORS

The Board of Directors recommends that you give your consent FOR the amendment of the Articles of Incorporation, as amended, to change the name of CFI to Lender Business Resources, Inc.

OWNERSHIP OF SECURITIES

The following table sets forth the names, addresses and stock ownership of all persons CFI knew to be the owners at September 30, 2001 of five percent or more of its common stock, each director, nominee for a directorship, each executive officer of CFI and all directors, nominees and officers, as a group. Unless otherwise indicated, all ownership is both legal and beneficial, including both sole investment and voting power.

                                     NUMBER
                                     OF SHARES
                                     BENEFICIALLY           PERCENT
NAME                                 OWNED                  OWNED
---------                            --------------         -------

Stephen E. Williams                  5,326,244                  16%

James T. Kowalczyk                   1,176,339                   3%

Daniel M. Brown                        615,711                   2%

J. Steven Furniss                    1,639,848                   5%

James Furniss                        1,639,848                   5%

All executive officers
or directors as a group
(5 persons)                          7,118,294                  31%

Frank LaForgia                       1,759,000                   5%

Rodger W. Stubbs                     1,556,375                   5%

The address of the directors, nominees and officers is the address of CFI. Mr.
J. Steven Furniss, and Mr. James Furniss own one share of Series 2 Preferred Stock which is immediately convertible into the number of shares of common stock set forth above, but which cannot be converted because CFI does not have a sufficient number of unissued shares of common stock available for this purpose. Approval of proposal 3 by the stockholders will enable Mr. J. Steven Furniss, and Mr. James Furniss to convert their preferred stock. Mr. Fioretti owns one share of Series 4 Preferred Stock, a portion of which he has elected to convert at a time when CFI had a sufficient number of unissued shares of common stock to effect the conversion. CFI disputes the stated value of preferred share Mr. Fioretti owns, which affects the number of shares into which it would be convertible and the number of votes to which it would be entitled, even though CFI is allowing Mr. Fioretti to vote his share of preferred stock for the election of directors and the proposals set forth herein as if there were no dispute as the stated value.

COMPLIANCE WITH SEC REPORTING REQUIREMENTS

Under the securities laws of the United States, CFI's directors, executive officers, and any persons holding more than ten percent of CFI's common stock are required to report their initial ownership of CFI's common stock and any subsequent changes in their ownership to the Securities and Exchange Commission ("SEC"). The SEC has set specific due dates for these reports, and CFI is required to disclose in this Statement any failure to file by those dates. Based upon the copies of Section 16(a) reports CFI has received from such persons for their 2000 fiscal year transactions and the written representations received from one or more of such persons, CFI believes that there has been compliance with all reporting requirements applicable to such officers, directors, and ten-percent beneficial owners for such fiscal year, except that the following individuals failed to file timely reports for such fiscal year:

Section 16(a) Beneficial Ownership Reporting Compliance. Until August, 2000, the Company's directors, officers and owners of more than ten percent of the Company's common stock were not aware of the requirement to file and submit to the Company reports of beneficial ownership on Forms 3, 4 and 5, and no such reports were filed prior to that time. Beginning at that time, the following persons filed and submitted to the Company Forms 3 at the dates indicated below. These filings were late for the reasons indicated.

     Name                 Date Form 3 Filed
     ----                 -----------------
Vincent Castoro           August 18, 2000

Stephen E. Williams       September 22, 2000

Gregory Cutuli            September 22, 2000

Forms 3 were not submitted to CFI by Christopher Castoro, Gary Fioretti, Gregory Cutuli and James Kowalczyk. CFI is not able to ascertain from a search of the Commission's EDGAR Form Pick Web site that these persons filed Forms 3, and simply failed to submit copies to CFI. Each of these individuals were stockholders of CFI required to filed such reports and submit copies to the Company. Furthermore, the Company believes that Messrs. Castoro, Cutuli and Williams have made sales of the CFI's common stock pursuant to Rule 144, which should have been reported on form 4. Vincent Castoro is deceased and CFI is not aware of matters related to the disposition of his estate, including CFI's stock held therein. No CFI director or officer has filed a form 5, annual report of beneficial ownership.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

The following table sets forth the compensation earned, by CFI's Chief Executive Officer and the four other highest-paid executive officers, for services rendered in all capacities to CFI and its subsidiaries for each of the last three fiscal years. No executive officer who would have otherwise been includable in such table on the basis of salary and bonus earned for the 2000 fiscal year has been excluded by reason of his or her termination of employment or change in executive status during that fiscal year. The individuals included in the table will be collectively referred to as the "Named Officers."

  Name & Title        Year   Salary Paid  Salary Accrued   Total Compensation
 -------------        ----   -----------   --------------  ------------------
Stephen E. Williams   2000     $187,500        $30,000         $217,500
President & CEO       1999     $ 30,000        $56,875         $ 86,875

Christopher Castoro   2000     $114,000        $27,500         $141,500
V.P. & CEO (1)        1999     $ 30,000        $56,875         $ 86,875
                      1998     $ 91,666          N/A           $ 91,666

Rodger Stubbs         2000     $ 92,000        $22,500         $114,500
Vice President (2)    1999     $ 57,000        $93,204         $150,204
                      1998     $ 73,070          N/A           $ 73,070

Greg Cutuli (3)       2000     $114,000        $27,500         $141,500
Vice President        1999     $ 52,500        $68,321         $102,821
                      1998     $104,500          N/A           $104,500

EMPLOYMENT CONTRACTS, TERMINATION OF EMPLOYMENT, AND CHANGE IN CONTROL
AGREEMENTS

Christopher Castoro, Gregory Cutuli and Rodger Stubbs were terminated as officers, and resigned as directors subsequent to December 31, 2000.

                 SHAREHOLDER PROPOSALS FOR 2002 PROXY STATEMENT

Proposals which any stockholder intends to be presented at CFI's 2002 Annual Meeting of Shareholders, or in a written consent solicitation in place thereof, must be received by CFI no later than February 28, 2002 in order to be considered for inclusion in the proxy or written consent solicitation statement and related materials. Please send any such proposals to CFI Mortgage, Inc., Suite 500, 601 Cleveland Street, Clearwater, Florida 33755, Attn: Investor Relations.

Any proxy solicited by the board of directors for the 2002 Annual Meeting of Shareholders, or solicitation of written consents in place thereof, will confer discretionary authority to vote on any shareholder proposal presented at that meeting, unless CFI is provided with notice of such proposal no later than February 28, 2002.


FORM 10-K REPORT

CFI will mail without charge, upon written request, a copy of its annual report on Form 10-K for the fiscal year ended December 31, 2000, including the financial statements, schedules and list of exhibits. Requests should be sent to CFI Mortgage, Inc., Suite 500, 601 Cleveland Street, Clearwater, Florida 33755,
Attn: Investor Relations.

BY ORDER OF THE BOARD OF DIRECTORS

/s/  Marlene L. Noren
Marlene L. Noren
Secretary
Dated:                       , 2001

[FORM OF - OBVERSE - CONSENT CARD]

SOLICITATION OF WRITTEN CONSENTS INSTEAD OF THE 2001 ANNUAL MEETING OF SHAREHOLDERS THIS WRITTEN CONSENT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF CFI MORTGAGE, INC.

CFI MORTGAGE, INC.
Suite 500, 601 Cleveland Street
Clearwater, Florida 33755

The undersigned revokes all previous proxies and consents, acknowledges receipt of the Notice of Written Consent Solicitation and the Consent Solicitation Statement of CFI Mortgage, Inc. and hereby gives consent with respect to all shares of CFI which the undersigned is entitled to vote, either on his or her own behalf or on behalf of an entity or entities, in lieu of CFI's 2001 Annual Meeting of Shareholders. The shares represented by this written consent are as
of ,    2001, and shall be voted in the manner set forth on the reverse side.

SEE REVERSE SIDE      CONTINUED AND TO BE SIGNED        SEE REVERSE SIDE
                           ON REVERSE SIDE

[FORM OF - REVERSE - CONSENT CARD]

PLEASE MARK [X] CONSENT, AS IN THIS EXAMPLE.

1. To elect five members of the Board of Directors to serve staggered three year terms for terms ending as set forth in the Consent Solicitation Statement and until the appropriate next Annual Meeting and their respective successors have been elected and qualified;

NOMINEES: (01) Stephen E. Williams, (02) Daniel M. Brown,
          (03) Jim R. Wickham, (04) James T. Kowalczyk,
          (05) Richard Price

          [  ] FOR ALL NOMINEES

          [  ] WITHHELD FROM ALL NOMINEES

          [ ] For all nominees except as named below:

               -------------------------------------------------------------

2. To ratify the selection of Weinick, Sanders, Leventhal & Co. LLP, CPAs, as CFI's independent accountants for the fiscal year ending December 31, 2001;

          [  ] FOR             [  ] AGAINST           [  ] ABSTAIN

3. To approve an amendment to CFI's Delaware Charter changing the classification of the board of directors to three years from two years.

          [  ] FOR             [  ] AGAINST           [  ] ABSTAIN

4. To approve an amendment to CFI's Delaware Charter increasing CFI's authorized shares of common stock to 100,000,000 shares from 35,000,000 shares without changing the par value thereof.

          [  ] FOR             [  ] AGAINST           [  ] ABSTAIN

5. To approve an amendment to CFI's Delaware Charter changing its name to Lender Business Resources, Inc.

          [  ] FOR             [  ] AGAINST           [  ] ABSTAIN

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [  ]

Please sign your name exactly as it appears hereon. If acting as attorney, executor, trustee, or in other representative capacity, sign name and title. A consent signed by one joint owner will be accepted unless the other joint owner objects or votes against a proposal.

Signature:                           Date:                , 2001
           -------------------------       ---------------